Exhibit 99.1

BOYD GAMING REPORTS THIRD-QUARTER RESULTS

-Continued EBITDA Growth in Wholly-Owned Operations-
--Las Vegas Locals Properties Deliver 18% EBITDA Gain-

LAS VEGAS - OCTOBER 25, 2011 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the third quarter ended September 30, 2011.

Net revenues were $590.2 million for the third quarter 2011, compared to $594.4 million during the same quarter in 2010. Total Adjusted EBITDA(1) was $122.0 million for the quarter, an increase of 5.8% from $115.4 million in the prior year.

Boyd Gaming's wholly-owned business reported third-quarter 2011 net revenues of $387.1 million, up slightly the year-ago period. Wholly-owned Adjusted EBITDA rose 17.5%, or $10.7 million, to $71.8 million. Borgata, the Company's 50% joint venture, reported third-quarter 2011 net revenues of $202.0 million, down 2.7% from the third quarter of 2010, while Adjusted EBITDA at the property decreased 7.4% to $50.3 million. Borgata's results were impacted by the closure of the property in late August due to Hurricane Irene.

For the third quarter 2011, the Company reported net income of $3.1 million, or $0.04 per share, compared to net income of $5.6 million, or $0.06 per share, in the same period last year.

Adjusted Earnings(1) for the third quarter 2011 were $4.7 million, or $0.05 per share, compared to earnings of $1.4 million, or $0.02 per share, for the same period in 2010. Certain pre-tax items included in Adjusted Earnings for the third quarter 2011 resulted in a net increase of $2.5 million ($1.6 million, net of tax and noncontrolling interest, or $0.01 per share). By comparison, pre-tax items included in Adjusted Earnings for the third quarter 2010 resulted in a net decrease in income of $6.5 million ($4.2 million, net of tax and noncontrolling interest, or $0.04 per share). Pre-tax items included in adjusted earnings are listed in a table at the end of this press release.

Commenting on the quarter, Keith Smith, President and Chief Executive Officer of Boyd Gaming, said, “Our business continued to show improvement as we saw double-digit EBITDA growth in our wholly-owned operations for the third straight quarter. Our strategy of building a diversified portfolio and maintaining an exceptional customer experience, while keeping a tight rein on costs, is delivering strong results.”

Smith continued, “The recent acquisition of the IP Casino Resort Spa in Biloxi, Mississippi, provides us further diversification by giving us a leading presence in one of the nation's most important gaming markets. We are confident we will be able to drive significant efficiencies and generate additional revenue through cross-marketing opportunities, and we look forward to integrating this market-leading resort into our nationwide portfolio.”

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Year-To-Date Results
For the nine months ended September 30, 2011, Boyd Gaming reported net revenues of $1.73 billion, a decrease of 1.0% from the nine months ended September 30, 2010. Total Adjusted EBITDA was $352.2 million during the period, an increase of 2.0% from the prior year. (2)

During the nine-month period 2011, the Company's wholly-owned operations posted net revenues of $1.17 billion, essentially flat with the year-ago period, while wholly-owned Adjusted EBITDA rose 10.3%, or $21.7 million, to $231.6 million. Borgata reported net revenues of $553.9 million during the nine months ended September 30, 2011, a decline of 2.8%, while property Adjusted EBITDA was down 10.8% to $120.6 million.

The Company reported a net loss for the nine months ended September 30, 2011 of $3.4 million, or $0.04 per share. By comparison, we reported net income of $17.4 million, or $0.20 per share, for the nine months ended September 30, 2010.

Adjusted Earnings for the nine months ended September 30, 2011 were $4.1 million, or $0.05 per share, compared to earnings of $14.5 million, or $0.17 per share, during the comparable period in 2010.

(2)
See financial schedules at the end of this release for reconciliations relative to the pro forma effect of the consolidation of Borgata as if such consolidation had occurred as of the beginning of the period presented.

Key Operations Review

Las Vegas Locals
In the Las Vegas Locals segment, third-quarter 2011 net revenues were $145.9 million, compared to $145.6 million the third quarter of 2010. Third-quarter 2011 property Adjusted EBITDA increased 17.9% to $30.8 million, marking the region's second consecutive quarter of year-over-year growth. Three of the four major properties in the region posted increased EBITDA, led once again the Orleans, as margins for the region improved by 3320 basis points.

Downtown
The Company's Downtown Las Vegas properties generated net revenues of $53.3 million for the third quarter 2011, up 2.8% from $51.9 million in the third quarter 2010. Property Adjusted EBITDA was $6.0 million, an increase of 5.7% from the same quarter last year. The Company's successful marketing efforts with the Hawaiian customer segment drove strong increases in play and visitation, generating revenue and EBITDA growth for the third consecutive quarter. Results continued to be impacted by significantly higher fuel costs associated with the Company's Hawaiian charter service.

Midwest and South
In our Midwest and South region, net revenues were $187.9 million, essentially flat from the year-ago quarter. Property Adjusted EBITDA rose 15.9% to $44.5 million, compared to $38.4 million in the third quarter 2010. Results reflect widespread improvement across the region, particularly in our southern Louisiana and Illinois operations.

Borgata
Borgata's net revenues for the third quarter 2011 were $202.0 million, down 2.7% from $207.7 million in the third quarter 2010, while property Adjusted EBITDA declined 7.4% to $50.3 million, compared to $54.3 million in the comparable period in 2010. Borgata's results reflect the mandated closure of the property for three days in late August due to Hurricane Irene; absent this closure, the Company believes Borgata would have reported growth in both revenue and EBITDA during the third quarter. Borgata continued to outperform the Atlantic City market, achieving an all-time record market share of nearly 20% during the third quarter.

Commenting on Company operations, Paul Chakmak, Executive Vice President and Chief Operating Officer of Boyd Gaming, said, “Our third quarter included several important accomplishments. For the second straight quarter, our Las Vegas Locals region reported impressive growth, which reflects our focus on developing a personal relationship with our customers and giving them a consistently entertaining experience. We are also pleased that B Connected Online and B Connected Mobile were recognized as the best website and mobile app in the gaming industry by the American Gaming Association. These tools are an integral part of our marketing and customer service efforts, and will continue to contribute to growth among our most loyal customers.”

Conference Call Information
We will host our third-quarter 2011 conference call today, October 25, at 12:00 p.m. Eastern. on which the Company will provide guidance for the fourth quarter. The conference call number is (866) 524-3160. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or:
http://www.videonewswire.com/event.asp?id=83156

Following the call's completion, a replay will be available by dialing (877) 344-7529 today, October 25, beginning at 2:00 p.m. Eastern and continuing through Tuesday, November 1 at 9 a.m. Eastern. The conference number for the replay will be 1005928. The replay will also be available on the Internet at www.boydgaming.com .

The results of Borgata for the period from July 1, 2011 through September 30, 2011 and from July 1, 2010 through September 30, 2010 are included in our condensed consolidated statements of operations for the three months ended September 30, 2011 and 2010, respectively; and its results for the period from January 1, 2011 through September 30, 2011 and from March 24, 2010 through September 30, 2010 are included in the condensed consolidated statements of operations for the nine months ended September 30, 2011 and 2010, respectively. The results of LVE are consolidated in our condensed consolidated statements of operations for the three and nine months ended September 30, 2011.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
	(In thousands, except per share data)		(In thousands, except per share data)
Revenues
Gaming	$500,824	$503,746	$1,469,316	$1,344,283
Food and beverage	99,221	101,164	285,883	255,166
Room	64,831	64,142	181,881	154,247
Other	34,105	33,960	100,412	91,595
Gross revenues	698,981	703,012	2,037,492	1,845,291
Less promotional allowances	108,766	107,634	307,928	256,332
Net revenues	590,215	595,378	1,729,564	1,588,959

Costs and expenses
Gaming	230,675	237,601	680,457	635,461
Food and beverage	50,868	50,690	148,516	132,481
Room	13,586	13,661	39,921	36,767
Other	28,617	28,089	82,191	74,333
Selling, general and administrative	96,301	100,697	288,872	270,641
Maintenance and utilities	40,925	42,661	115,113	104,770
Depreciation and amortization	46,034	52,451	145,106	147,905
Corporate expense	11,025	11,021	36,569	36,636
Preopening expenses	1,720	2,684	5,292	4,990
Write-downs and other items, net	2,300	1,340	9,269	4,932
Total costs and expenses	522,051	540,895	1,551,306	1,448,916
Operating income from Borgata	—	—	—	8,146
Operating income	68,164	54,483	178,258	148,189

Other expense (income)
Interest income	(15)	—	(40)	(4)
Interest expense, net of amounts capitalized	60,083	45,781	184,068	109,438
Fair value adjustment of derivative instruments	—	—	265	—
(Gain) loss on early retirements of debt, net	(54)	—	(34)	(3,949)
Gain on equity distribution	—	(2,535)	—	(2,535)
Other income	(1,000)	(10,000)	(1,000)	(10,000)
Other non-operating expenses from Borgata, net	—	—	—	3,133
Total other expense, net	59,014	33,246	183,259	96,083

Income (loss) before income taxes	9,150	21,237	(5,001)	52,106
Income (taxes) benefit	(2,170)	(6,371)	27	(15,532)

Net income (loss)	6,980	14,866	(4,974)	36,574
Net (income) loss attributable to noncontrolling interest	(3,871)	(9,275)	1,611	(19,166)
Net income (loss) attributable to Boyd Gaming Corporation	3,109	5,591	(3,363)	17,408

Basic net income (loss) per common share	$0.04	$0.06	$(0.04)	$0.20

Weighted average basic shares outstanding	87,256	86,582	87,206	86,508

Diluted net income (loss) per common share	$0.04	$0.06	$(0.04)	$0.20

Weighted average diluted shares outstanding	87,432	86,684	87,206	86,724

The results of Borgata and LVE for the period from July 1, 2011 through September 30, 2011 are included in our condensed consolidated statement of operations for the three months ended September 30, 2011. The following presents the consolidation of these entities into the Boyd Gaming Corporation condensed consolidated GAAP statement of operations for such period. The wholly-owned column reflects the equity method of accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Three Months Ended September 30, 2011
	Boyd Gaming		Borgata	Boyd/Borgata	LVE (Variable	LVE	Boyd Gaming
	Wholly-Owned	Borgata	Eliminations	Subtotal	Interest Entity	Eliminations	Consolidated
	(in thousands, except per share data)
Revenues
Gaming	$324,086	$176,738	$—	$500,824	$—	$—	$500,824
Food and beverage	57,884	41,337	—	99,221	—	—	99,221
Room	31,762	33,069	—	64,831	—	—	64,831
Other	22,116	11,989	—	34,105	2,724	(2,724)	34,105
Gross revenues	435,848	263,133	—	698,981	2,724	(2,724)	698,981
Less promotional allowances	47,651	61,115	—	108,766	—	—	108,766
Net revenues	388,197	202,018	—	590,215	2,724	(2,724)	590,215

Costs and expenses
Gaming	161,732	68,943	—	230,675	—	—	230,675
Food and beverage	31,409	19,459	—	50,868	—	—	50,868
Room	9,480	4,106	—	13,586	—	—	13,586
Other	18,550	10,067	—	28,617	—	—	28,617
Selling, general and administrative	63,442	32,859	—	96,301	—	—	96,301
Maintenance and utilities	24,250	16,656	—	40,906	19	—	40,925
Depreciation and amortization	30,871	15,163	—	46,034	—	—	46,034
Corporate expense	11,025	—	—	11,025	—	—	11,025
Preopening expenses	4,444	—	—	4,444	—	(2,724)	1,720
Write-downs and other items, net	2,306	(6)	—	2,300	—	—	2,300
Total costs and expenses	357,509	167,247	—	524,756	19	(2,724)	522,051

Operating income from Borgata	17,385	—	(17,385)	—	—	—	—

Operating income	48,073	34,771	(17,385)	65,459	2,705	—	68,164

Other expense (income)
Interest income	(15)	—	—	(15)	—	—	(15)
Interest expense, net of amounts capitalized	34,086	20,995	—	55,081	5,002	—	60,083
Fair value of adjustment of derivative instruments	—	—	—	—	—	—	—
(Gain) loss on early retirements of debt, net	—	(54)	—	(54)	—	—	(54)
Other income	(1,000)	—	—	(1,000)	—	—	(1,000)
Other non-operating expenses from Borgata, net	11,215	—	(11,215)	—	—	—	—
Total other expense, net	44,286	20,941	(11,215)	54,012	5,002	—	59,014

Income (loss) before income taxes	3,787	13,830	(6,170)	11,447	(2,297)	—	9,150
Income taxes	(678)	(1,492)	—	(2,170)	—	—	(2,170)

Net income (loss)	3,109	12,338	(6,170)	9,277	(2,297)	—	6,980
Net (income) loss attributable to noncontrolling interest	—	—	(6,168)	(6,168)	2,297	—	(3,871)

Net income (loss) attributable to Boyd Gaming Corp	$3,109	$12,338	$(12,338)	$3,109	$—	$—	$3,109

Basic net income per common share	$0.04						$0.04

Weighted average basic shares outstanding	87,256						87,256

Diluted net income per common share	$0.04						$0.04

Weighted average diluted shares outstanding	87,256						87,256

The following table sets forth the impact of the consolidation of Borgata during the three months ended September 30, 2010. For the purposes of this presentation, and consistent with GAAP, Borgata has been consolidated for the period from July 1, 2010 through September 30, 2010. The wholly-owned column reflects the equity method accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Three Months Ended September 30, 2010
	Boyd Gaming		Borgata	Boyd Gaming Corp
	Wholly-Owned	Borgata	Eliminations	Consolidated
	(in thousands, except per share data)
Revenues
Gaming	$326,907	$176,839	$—	$503,746
Food and beverage	57,932	43,232	—	101,164
Room	30,052	34,090	—	64,142
Other	21,273	12,687	—	33,960
Gross revenues	436,164	266,848	—	703,012
Less promotional allowances	48,474	59,160	—	107,634
Net revenues	387,690	207,688	—	595,378

Costs and expenses
Gaming	167,025	70,576	—	237,601
Food and beverage	30,990	19,700	—	50,690
Room	9,293	4,368	—	13,661
Other	17,752	10,337	—	28,089
Selling, general and administrative	69,524	31,173	—	100,697
Maintenance and utilities	25,446	17,215	—	42,661
Depreciation and amortization	35,998	16,453	—	52,451
Corporate expense	11,021	—	—	11,021
Preopening expenses	2,684	—	—	2,684
Write-downs and other items, net	1,345	(5)	—	1,340
Total costs and expenses	371,078	169,817	—	540,895

Operating income from Borgata	18,936	—	(18,936)	—

Operating income	35,548	37,871	(18,936)	54,483

Other expense (income)
Interest income	—	—	—	—
Interest expense, net of amounts capitalized	28,506	17,275	—	45,781
Other income	(10,000)	—	—	(10,000)
Gain on equity distribution	(2,535)	—	—	(2,535)
Other non-operating expenses from Borgata, net	9,661	—	(9,661)	—
Total other expense, net	25,632	17,275	(9,661)	33,246

Income (loss) before income taxes	9,916	20,596	(9,275)	21,237
Income taxes	(4,325)	(2,046)	—	(6,371)

Net income (loss)	5,591	18,550	(9,275)	14,866
Net income attributable to noncontrolling interest	—	—	(9,275)	(9,275)

Net income (loss) attributable to Boyd Gaming Corp	$5,591	$18,550	$(18,550)	$5,591

Basic net income per common share	$0.06			$0.06

Weighted average basic shares outstanding	86,582			86,582

Diluted net income per common share	$0.06			$0.06

Weighted average diluted shares outstanding	86,684			86,684

The results of Borgata and LVE for the period from January 1, 2011 through September 30, 2011 are included in the consolidated statement of operations for the nine months ended September 30, 2011. The following presents the consolidation of these entities into the Boyd Gaming Corporation condensed consolidated GAAP statement of operations for such period. The wholly-owned column reflects the equity method of accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Nine Months Ended September 30, 2011
	Boyd Gaming		Borgata	Boyd/Borgata	LVE (Variable	LVE	Boyd Gaming
	Wholly-Owned	Borgata	Eliminations	Subtotal	Interest Entity	Eliminations	Consolidated
	(in thousands, except per share data)
Revenues
Gaming	$978,584	$490,732	$—	$1,469,316	$—	$—	$1,469,316
Food and beverage	173,023	112,860	—	285,883	—	—	285,883
Room	92,704	89,177	—	181,881	—	—	181,881
Other	68,523	31,889	—	100,412	8,134	(8,134)	100,412
Gross revenues	1,312,834	724,658	—	2,037,492	8,134	(8,134)	2,037,492
Less promotional allowances	137,134	170,794	—	307,928	—	—	307,928
Net revenues	1,175,700	553,864	—	1,729,564	8,134	(8,134)	1,729,564

Costs and expenses
Gaming	481,089	199,368	—	680,457	—	—	680,457
Food and beverage	95,101	53,415	—	148,516	—	—	148,516
Room	28,925	10,996	—	39,921	—	—	39,921
Other	56,270	25,921	—	82,191	—	—	82,191
Selling, general and administrative	192,467	96,405	—	288,872	—	—	288,872
Maintenance and utilities	66,670	47,493	—	114,163	950	—	115,113
Depreciation and amortization	94,529	50,577	—	145,106	—	—	145,106
Corporate expense	36,569	—	—	36,569	—	—	36,569
Preopening expenses	13,334	92	—	13,426	—	(8,134)	5,292
Write-downs and other items, net	3,510	5,759	—	9,269	—	—	9,269
Total costs and expenses	1,068,464	490,026	—	1,558,490	950	(8,134)	1,551,306

Operating income from Borgata	31,919	—	(31,919)	—	—	—	—

Operating income	139,155	63,838	(31,919)	171,074	7,184	—	178,258

Other expense (income)
Interest income	(40)	—	—	(40)	—	—	(40)
Interest expense, net of amounts capitalized	114,026	59,606	—	173,632	10,436	—	184,068
Fair value of adjustment of derivative instruments	265	—	—	265	—	—	265
(Gain) loss on early retirements of debt, net	20	(54)	—	(34)	—	—	(34)
Other income	(1,000)	—	—	(1,000)	—	—	(1,000)
Other non-operating expenses from Borgata, net	30,275	—	(30,275)	—	—	—	—
Total other expense, net	143,546	59,552	(30,275)	172,823	10,436	—	183,259

(Loss) income before income taxes	(4,391)	4,286	(1,644)	(1,749)	(3,252)	—	(5,001)
Income tax benefit (tax provision)	1,028	(1,001)	—	27	—	—	27

Net (loss) income	(3,363)	3,285	(1,644)	(1,722)	(3,252)	—	(4,974)
Net (income) loss attributable to noncontrolling interest	—	—	(1,641)	(1,641)	3,252	—	1,611

Net (loss) income attributable to Boyd Gaming Corp	$(3,363)	$3,285	$(3,285)	$(3,363)	$—	$—	$(3,363)

Basic net loss per common share	$(0.04)						$(0.04)

Weighted average basic shares outstanding	87,206						87,206

Diluted net loss per common share	$(0.04)						$(0.04)

Weighted average diluted shares outstanding	87,206						87,206

The following table sets forth the impact of the consolidation of Borgata during the nine months ended September 30, 2010. For purposes of this presentation, and consistent with GAAP, Borgata has been consolidated for the period from March 24, 2010 through September 30, 2010. The wholly-owned column reflects the equity method of accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Nine Months Ended September 30, 2010
	Boyd Gaming		Borgata	Boyd Gaming Corp
	Wholly-Owned	Borgata	Eliminations	Consolidated
	(in thousands, except per share data)
Revenues
Gaming	$986,969	$357,314	$—	$1,344,283
Food and beverage	172,794	82,372	—	255,166
Room	90,205	64,042	—	154,247
Other	67,548	24,047	—	91,595
Gross revenues	1,317,516	527,775	—	1,845,291
Less promotional allowances	139,913	116,419	—	256,332
Net revenues	1,177,603	411,356	—	1,588,959

Costs and expenses
Gaming	493,812	141,649	—	635,461
Food and beverage	92,888	39,593	—	132,481
Room	28,175	8,592	—	36,767
Other	54,803	19,530	—	74,333
Selling, general and administrative	206,168	64,473	—	270,641
Maintenance and utilities	69,433	35,337	—	104,770
Depreciation and amortization	111,591	36,314	—	147,905
Corporate expense	36,636	—	—	36,636
Preopening expenses	4,990	—	—	4,990
Write-downs and other items, net	4,925	7	—	4,932
Total costs and expenses	1,103,421	345,495	—	1,448,916

Operating income from Borgata	41,077	—	(32,931)	8,146

Operating income	115,259	65,861	(32,931)	148,189

Other expense (income)
Interest income	(4)	—	—	(4)
Interest expense, net of amounts capitalized	86,091	23,347	—	109,438
Gain (loss) on early retirements of debt, net	(3,949)	—	—	(3,949)
Other income	(10,000)	—	—	(10,000)
Gain on equity distribution	(2,535)	—	—	(2,535)
Other non-operating expenses from Borgata, net	16,899	—	(13,766)	3,133
Total other expense, net	86,502	23,347	(13,766)	96,083

Income (loss) before income taxes	28,757	42,514	(19,165)	52,106
Income taxes	(11,349)	(4,183)	—	(15,532)

Net income (loss)	17,408	38,331	(19,165)	36,574
Net income attributable to noncontrolling interest	—	—	(19,166)	(19,166)

Net income (loss) attributable to Boyd Gaming Corp	$17,408	$38,331	$(38,331)	$17,408

Basic net income per common share	$0.20			$0.20

Weighted average basic shares outstanding	86,508			86,508

Diluted net income per common share	$0.20			$0.20

Weighted average diluted shares outstanding	86,724			86,724

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2010 (rather than March 24, 2010) for the nine months ended September 30, 2010. The wholly-owned column reflects the equity method of accounting for Borgata. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Nine Months Ended September 30, 2010
	Boyd Gaming Corp			Boyd Gaming Corp
	Wholly-Owned	Borgata	Eliminations	Pro Forma
	(In thousands, except per share data)

Revenues
Gaming	$1,344,283	$137,831	$—	$1,482,114
Food and beverage	255,166	31,217	—	286,383
Room	154,247	24,154	—	178,401
Other	91,595	9,179	—	100,774
Gross revenues	1,845,291	202,381	—	2,047,672
Less promotional allowances	256,332	44,091	—	300,423
Net revenues	1,588,959	158,290	—	1,747,249

Costs and expenses
Gaming	635,461	59,861	—	695,322
Food and beverage	132,481	13,500	—	145,981
Room	36,767	2,185	—	38,952
Other	74,333	7,127	—	81,460
Selling, general and administrative	270,641	28,981	—	299,622
Maintenance and utilities	104,770	13,522	—	118,292
Depreciation and amortization	147,905	16,754	—	164,659
Corporate expense	36,636	—	—	36,636
Preopening expenses	4,990	—	—	4,990
Write-downs and other items, net	4,932	68	—	5,000
Total costs and expenses	1,448,916	141,998	—	1,590,914

Operating income from Borgata	8,146	—	(8,146)	—
Operating income	148,189	16,292	(8,146)	156,335

Other expense (income)
Interest income	(4)	—	—	(4)
Interest expense, net of amounts capitalized	109,438	5,060	—	114,498
(Gain) loss on early retirements of debt, net	(3,949)	—	—	(3,949)
Other income	(10,000)	—	—	(10,000)
Gain on equity distribution	(2,535)	—	—	(2,535)
Other non-operating expenses from Borgata, net	3,133	—	(3,133)	—
Total other expense, net	96,083	5,060	(3,133)	98,010

Income (loss) before income taxes	52,106	11,232	(5,013)	58,325
Income taxes	(15,532)	(1,207)	—	(16,739)
Net income (loss)	36,574	10,025	(5,013)	41,586
Net income attributable to noncontrolling interest	(19,166)	—	(5,012)	(24,178)
Net income (loss) attributable to Boyd Gaming Corporation	$17,408	$10,025	$(10,025)	$17,408

Basic net income per common share	$0.20			$0.20

Weighted average basic shares outstanding	86,508			86,508

Diluted net income per common share	$0.20			$0.20

Weighted average diluted shares outstanding	86,724			86,724

The following tables reconciles adjusted earnings (loss) to net income (loss) as reported in accordance with GAAP.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
	(In thousands, except per share data)		(In thousands, except per share data)

Net income (loss) attributable to Boyd Gaming Corporation	$3,109	$5,591	$(3,363)	$17,408
Adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	4,444	2,684	13,334	4,990
Adjustments to property tax accruals, net	(3,926)	—	(7,464)	—
Write-downs and other items, net	2,280	1,344	3,484	4,924
Change in fair value of derivative instruments	—	—	265	—
Loss (gain) on early retirements of debt, net	—	—	20	(3,949)
Other income	(1,000)	(10,000)	(1,000)	(10,000)
Gain on equity distribution	—	(2,535)	—	(2,535)

Adjustments related to Borgata:
Preopening expenses	—	—	92	—
Write-downs and other items, net	20	(4)	5,785	8
Accelerated amortization of deferred loan fees	—	2,012	—	2,012
Valuation adjustments related to consolidation, net	649	—	322	—
Gain on early retirements of debt	(54)	—	(54)	—
Our share of Borgata's write-downs and other items, net	—	—	—	34
Total adjustments	2,413	(6,499)	14,784	(4,516)

Income tax effect for above adjustments	(587)	3,322	(4,332)	2,620
Impact on noncontrolling interest, net	(308)	(1,004)	(3,073)	(1,010)
Adjusted earnings (loss)	$4,627	$1,410	$4,016	$14,502

Adjusted earnings (loss) per share (Adjusted EPS)	$0.05	$0.02	$0.05	$0.17

Weighted average shares outstanding	87,432	86,684	87,591	86,724

Net income (loss) attributable to Boyd Gaming Corporation	$0.04	$0.06	$(0.04)	$0.20
Adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	$0.05	$0.03	$0.15	$0.06
Adjustments to property tax accruals, net	(0.05)	—	(0.09)	—
Write-downs and other items, net	0.02	0.03	0.04	0.07
Change in fair value of derivative instruments	—	—	—	—
Gain on early retirements of debt, net	—	—	—	(0.05)
Other income	(0.01)	(0.12)	(0.01)	(0.12)
Gain on equity distribution	—	(0.03)	—	(0.03)

Adjustments related to Borgata:
Preopening expenses	$—	$—	$—	$—
Write-downs and other items, net	—	—	0.08	—
Accelerated amortization of deferred loan fees	—	0.02	—	0.02
Valuation adjustments related to consolidation, net	0.01	—	—	—
Gain on early retirements of debt	—	—	—	—
Our share of Borgata's write-downs and other items, net	—	—	—	—
Total adjustments	$0.02	$(0.07)	$0.17	$(0.05)
Income tax effect for above adjustments	(0.01)	0.04	(0.05)	0.03
Impact on noncontrolling interest, net	—	(0.01)	(0.03)	(0.01)
Adjusted earnings	$0.05	$0.02	$0.05	$0.17

The following table presents Net Revenues and Adjusted EBITDA by operating segment and reconciles Adjusted EBITDA to net income (loss) attributable to Boyd Gaming Corporation on our condensed consolidated statements of operations for the three and nine months ended September 30, 2011 and 2010. Note that the results from Dania Jai-Alai are classified as part of total other operating costs and expenses and are not included in Adjusted EBITDA. Additionally, the results for the three and nine months ended September 30, 2011, are reported in the table below, reflect the consolidation of Borgata for the entire period and the results for the three and nine months ended September 30, 2010 reflect the consolidation of Borgata for the period from March 24, 2010 through September 30, 2010.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
	(In thousands)		(In thousands)
Net Revenues
Las Vegas Locals	$145,915	$145,593	$452,270	$455,243
Downtown Las Vegas	53,327	51,898	165,578	161,088
Midwest and South	187,906	188,695	553,787	556,221
Atlantic City	202,018	207,687	553,864	411,355
Reportable Segment Net revenues	589,166	593,873	1,725,499	1,583,907
Other	1,049	1,505	4,065	5,052
Net revenues	$590,215	$595,378	$1,729,564	$1,588,959

Adjusted EBITDA
Las Vegas Locals	$30,793	$26,116	$109,006	$103,339
Downtown Las Vegas	6,005	5,679	24,375	23,361
Midwest and South	44,524	38,407	128,011	113,276
Wholly-owned property Adjusted EBITDA	81,322	70,202	261,392	239,976
Corporate expense	(9,570)	(9,144)	(29,826)	(30,065)
Wholly-owned Adjusted EBITDA	71,752	61,058	231,566	209,911
Atlantic City	50,287	54,319	120,626	102,182
Our share of Borgata's operating income before net
amortization, preopening and other items	—	—	—	8,180
Adjusted EBITDA	$122,039	$115,377	$352,192	$320,273

Other operating costs and expenses
Deferred rent	1,034	1,069	3,102	3,204
Depreciation and amortization	46,034	52,451	145,106	147,905
Preopening expenses	1,720	2,684	5,292	4,990
Our share of Borgata's write-downs and other items, net	—	—	—	34
Share-based compensation expense	1,787	2,396	7,740	8,124
Write-downs and other items, net	2,300	1,340	9,269	4,932
Other	1,000	954	3,425	2,895
Total other operating costs and expenses	53,875	60,894	173,934	172,084
Operating income	68,164	54,483	178,258	148,189
Other non-operating items
Interest expense, net	60,068	45,781	184,028	109,434
Fair value adjustment of derivative instruments	—	—	265	—
Gain on early retirements of debt, net	(54)	—	(34)	(3,949)
Other income	(1,000)	(10,000)	(1,000)	(10,000)
Gain on equity distribution	—	(2,535)	—	(2,535)
Our share of Borgata's non-operating expenses, net	—	—	—	3,133
Total other non-operating costs and expenses, net	59,014	33,246	183,259	96,083
Income (loss) before income taxes	9,150	21,237	(5,001)	52,106
Income (taxes) benefit	(2,170)	(6,371)	27	(15,532)
Net income (loss)	6,980	14,866	(4,974)	36,574
Net (income) loss attributable to noncontrolling interest	(3,871)	(9,275)	1,611	(19,166)
Net income (loss) attributable to Boyd Gaming Corporation	$3,109	$5,591	$(3,363)	$17,408

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2010, (rather than on March 24, 2010) for the nine months ended September 30, 2010. The Boyd Gaming Corporation consolidated column presents results, as consolidated, reflecting the results of Borgata from March 24, 2010 through September 30, 2010. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Nine Months Ended September 30, 2010
	Boyd Gaming Corp	Borgata		Boyd Gaming Corp
	Consolidated	Stub	Adjustments	Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	455,243	—	—	455,243
Downtown Las Vegas	161,088	—	—	161,088
Midwest and South	556,221	—	—	556,221
Atlantic City	411,355	158,290	—	569,645
Reportable Segment Net revenues	1,583,907	158,290	—	1,742,197
Other	5,052	—	—	5,052
Net revenues	$1,588,959	$158,290	$—	$1,747,249

Adjusted EBITDA
Las Vegas Locals	$103,339	$—	$—	$103,339
Downtown Las Vegas	23,361	—	—	23,361
Midwest and South	113,276	—	—	113,276
Wholly-owned property Adjusted EBITDA	239,976	—	—	239,976
Corporate expense	(30,065)	—	—	(30,065)
Wholly-owned Adjusted EBITDA	209,911	—	—	209,911
Atlantic City	102,182	33,113	—	135,295
Our share of Borgata's operating income before net
amortization, preopening and other items	8,180	—	(8,180)	—
Adjusted EBITDA	$320,273	$33,113	$(8,180)	$345,206

Other operating costs and expenses
Deferred rent	3,204	—	—	3,204
Depreciation and amortization	147,905	16,754	—	164,659
Preopening expenses	4,990	—	—	4,990
Our share of Borgata's write-downs and other items, net	34	—	(34)	—
Share-based compensation expense	8,124	—	—	8,124
Write-downs and other items, net	4,932	68	—	5,000
Other	2,895	—	—	2,895
Total other operating costs and expenses	172,084	16,822	(34)	188,872
Operating income	148,189	16,291	(8,146)	156,334
Other non-operating items
Interest expense, net	109,434	5,060	—	114,494
(Gain) loss on early retirements of debt, net	(3,949)	—	—	(3,949)
Other income	(10,000)	—	—	(10,000)
Gain on equity distribution	(2,535)	—	—	(2,535)
Our share of Borgata's non-operating expenses, net	3,133	—	(3,133)	—
Total other non-operating costs and expenses, net	96,083	5,060	(3,133)	98,010
Income (loss) before income taxes	52,106	11,231	(5,013)	58,324
Income taxes	(15,532)	(1,206)	—	(16,738)
Net income (loss)	36,574	10,025	(5,013)	41,586
Noncontrolling interest	(19,166)	—	(5,012)	(24,178)
Net income (loss) attributable to Boyd Gaming Corporation	$17,408	$10,025	$(10,025)	$17,408

The following table reconciles the presentation of corporate expense on our condensed consolidated statements of operations to the presentation on the accompanying table.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
	(In thousands)
Corporate expense as reported on our consolidated statements
of operations	$11,025	$11,021	$36,569	$36,636
Corporate share-based compensation expense	(1,455)	(1,877)	(6,743)	(6,571)
Corporate expense as reported on the accompanying table	$9,570	$9,144	$29,826	$30,065

The following table reconciles the presentation of operating income from Borgata, as reported on our condensed consolidated statements of operations to the presentation on the accompanying table.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
	(In thousands)
Operating income from Borgata, as reported on our consolidated
statements of operations	$—	$—	$—	$8,146
Our share of write-downs and other items, net	—	—	—	34
Our share of Borgata's operating income before net amortization,
preopening and other items as reported on the accompanying table	$—	$—	$—	$8,180

The following table presents Borgata's condensed consolidated statements of operations. These results present the impact of certain valuation adjustments made upon consolidation; however, these adjustments were not pushed down to Borgata and are therefore not reflected in Borgata's stand alone financial statements.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
	(In thousands)		(In thousands)
Revenues
Gaming	$176,738	$176,839	$490,732	$495,145
Food and beverage	41,337	43,232	112,860	113,589
Room	33,069	34,090	89,177	88,196
Other	11,989	12,687	31,889	33,226
Gross revenues	263,133	266,848	724,658	730,156
Less promotional allowances	61,115	59,160	170,794	160,511
Net revenues	202,018	207,688	553,864	569,645

Costs and expenses
Gaming	68,943	70,576	199,368	201,510
Food and beverage	19,459	19,700	53,415	53,093
Room	4,106	4,368	10,996	10,778
Other	10,067	10,337	25,921	26,655
Selling, general and administrative	32,859	31,173	96,405	93,454
Maintenance and utilities	16,656	17,215	47,493	48,859
Depreciation and amortization	15,163	16,453	50,577	53,067
Preopening expense	—	—	92	—
Write-downs and other items, net	(6)	(5)	5,759	76
Total costs and expenses	167,247	169,817	490,026	487,492
Operating income	34,771	37,871	63,838	82,153

Other (income) expense
Interest expense, net of amounts capitalized	20,995	17,275	59,606	28,407
Gain on early retirements of debt	(54)	—	(54)	—
Total other (income) expense	20,941	17,275	59,552	28,407
Income before state income taxes	13,830	20,596	4,286	53,746
Income taxes	(1,492)	(2,046)	(1,001)	(5,389)
Net income	$12,338	$18,550	$3,285	$48,357

Footnotes and Safe Harbor Statements
Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings, Adjusted Earnings Per Share (Adjusted EPS) and certain line items which intentionally exclude the effects of the consolidation of Borgata and/or LVE and/or both. The following discussion defines these terms and why we believe they are useful measures of our performance.

In the accompanying release, and the Company's periodic reports filed with the Securities and Exchange Commission, Dania Jai-Alai's results are included as part of total other operating costs and expenses. In addition, as of the same date, we reclassified the reporting of corporate expense to exclude it from our subtotal for Reportable Segment Adjusted EBITDA and include it as part of total other operating costs and expenses. Furthermore, in the Company's periodic reports, corporate expense is presented to include its portion of share-based compensation expense.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry which we believe, when considered with measures calculated in accordance with GAAP, gives investors a more complete understanding of operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on- going operations. We do not reflect such items when calculating EBITDA; however, we adjust for these items and refer to this measure as Adjusted EBITDA. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in determining the value of acquisitions and dispositions. Adjusted EBITDA is also widely used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, write-downs and other charges, net, increase in value of derivative instruments, gain on early retirements of debt, other non-operating expenses, and our share of Borgata's non-operating expenses, preopening expenses and other items and write-downs, net. In addition, Adjusted EBITDA includes corporate expense. A reconciliation of Adjusted EBITDA to net income (loss), based upon GAAP, is included in the financial schedules accompanying this release.

EBITDA for the twelve month period ended September 30, 2011 for the IP Casino Resort Spa in Biloxi was derived from historical financial information, and was based on operating income of $4.2 million, as determined in accordance with GAAP. Depreciation expense during the same period was $32.4 million.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, adjustments to prior-year property taxes, increase in value of derivative instruments, write-downs and other charges, net, gain on early retirements of debt, acquisition-related expenses, expenses related to a property closure due to flooding, other non-operating expenses, valuation adjustments related to the consolidation of Borgata, and our share of Borgata's preopening expenses and other items and write-downs, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry. A reconciliation of net loss based upon GAAP to Adjusted Earnings and Adjusted EPS are included in the financial schedules accompanying this release.

Pro Forma Effect of Consolidation of Borgata and LVE

The effective change in control of Borgata was triggered at the end of the first quarter 2010; the consolidation of our variable interest in LVE was initially reported during the year ended December 31, 2010, but not in any specific quarter therein. For purposes of comparability throughout this release, certain results reported on a consolidated basis are presented by respective entity or on a Boyd wholly-owned historical basis. Additionally, for further purposes of comparability, certain year to date amounts have been presented on a pro forma basis, as if the consolidation of Borgata had occurred as of the beginning of the period presented (i.e. January 1, for the nine months ended September 30, 2010, as applicable).

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward Looking Statements and Company Information
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release include statements regarding: maintaining an exceptional customer experience, keeping a tight rein on costs and delivering strong results; that the IP Casino Resort Spa gives the Company a leading presence in an important market, that it will be integrated into the Company's business, and that the Company believes that it will be able to drive significant efficiencies and generate additional revenue through cross-marketing opportunities; the Company's belief that Borgata would have achieved both revenue and EBITDA growth but for Hurricane Irene; and that the Company's B Connected Online and B Connected Mobile tools will continue to contribute to growth among its customers. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in the Company's operating results; recovery of its properties in various markets; the state of the economy and its effect on consumer spending and the Company's results of operations; the timing for economic recovery, its effect on the Company's business and the local economies where the Company's properties are located; consumer reaction to fluctuations in the stock market and economic factors; the fact that the Company's expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming
Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 17 gaming entertainment properties located in Nevada, New Jersey, Mississippi, Illinois, Indiana, and Louisiana. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.